Greenwich Street

                                   ----------

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                              Semi-Annual Report
                                                               February 28, 1998

--------------------------------------------------------------------------------
                 Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the period ended February 28, 1998. Over the six months covered by this report, the Fund distributed income dividends totaling $0.27 per share. The table below details the annualized distribution rates and the six-month total return based on the Fund's February 28, 1998 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price:

          Price                   Annualized                 Six-Month
        Per Share             Distribution Rate*            Total Return
        ---------             ------------------            ------------
      $14.23 (NAV)                   4.55%                      7.18%
      $12.625 (AMEX)                 5.13%                      1.88%

In comparison, the Fund's Lipper Analytical Services, Inc. peer group average posted a total return on NAV of 5.06% for the same time period. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

If there was one overriding trend in the bond market over the past year, it had to be the favorable inflation environment despite strong economic growth and a relatively tight labor market. This is clearly the first time in my career as a portfolio manager that inflation has stayed subdued in the face of both of these events.

The bond market takes its ultimate cue from inflation and bonds experienced a meaningful rally during the past twelve months. A positive inflation outlook continues today and that should, in our view, provide a reasonable backdrop for municipal bonds in the months ahead. And while municipal bonds have lagged a little on the upside versus taxable bonds, the after-tax spread between municipal and taxable bonds are very reasonable by historical standards. In our opinion, the difference in spreads between municipal and taxable bonds should make municipal bonds less vulnerable to any short-term rate increase if one occurs.

----------
* This distribution assumes a current monthly income dividend rate of $0.054 per share for twelve months.

California Economic Highlights

Throughout 1997, California continued its strong economic expansion. The key component of this growth has been strong employment gains. California generated more than 500,000 new jobs (its strongest job growth in 13 years) over a broad range of industries. In addition, California also experienced a long-awaited rebound in residential real estate values. In fact, home prices have jumped an average of 10% over last year.

Strong economic growth coupled with conservative fiscal policy has allowed the California legislature to focus on improving educational, infrastructural and other public works needs in the Golden State. We think these initiatives should enable California to maintain its competitive edge for many years to come.

Fund's Investment Strategy

During the past quarter, the Fund focused on hospital bonds (20.3%), water and sewer bonds (20.0%), transportation bonds (17.5%) and tax allocation bonds (12.2%) because we believe they offered good relative values. At the end of February, the Fund's weighted average maturity was roughly 23 years. In addition, as of February 28, 1998, about 100% of the Fund's holdings were rated investment-grade by either Standard & Poor's Rating Service or Moody's Investors Services Inc., with approximately 48% of the Fund invested in AAA bonds, the highest possible rating. (Investment-grade bonds are rated Aaa, Aa, A and Baa by Moody's Investors Service Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or within the highest four rating categories by any other nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.)

Municipal Bond Market Outlook

We anticipate that the municipal bond market over the next six months will be rather benign, yet not filled with dramatic upside potential. However, we still think there may be some upside potential in the market, especially if the long-term U.S. government bond drifts down toward 5 1/2%.

We believe that you cannot just manage for yield alone, and that is why we concentrate so much on total return. By making adjustments to a fund's average maturity, you can try to lessen the impact of volatility or take advantage of it. We think you are going to miss tremendous opportunities or make yourself more vulnerable to losses when you do not manage for total return.

Over the long term, you need to generate high total returns in order to provide shareholders with a substantial enough stream of overall distributions, especially when interest rates are heading down. In order to succeed in today's municipal bond market, in baseball terms, you need to hit singles and doubles and not try to always hit home runs. We will, therefore, continue to apply our best efforts on your behalf and provide you with what we believe is the best investment vehicle possible consistent with our total-return philosophy.

In closing, thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                                 /s/ Joseph P. Deane

Heath B. McLendon                                     Joseph P. Deane
Chairman                                              Vice President and
                                                      Investment Officer

March 18, 1998

--------------------------------------------------------------------------------
            Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? The power of automatically reinvesting your dividends is one of the most successful investment strategies available today. Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan, a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. For more detailed information about the Fund's Dividend Reinvestment Plan, please refer to the section that appears on pages 16 and 17.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            February 28, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT            RATINGS                           SECURITY                                     VALUE
==========================================================================================================
Education -- 8.5%
                             California Education Facility Authority:
   $2,100,000       A1*        Loyola Marymount University, 5.750% due 10/1/24                 $ 2,186,625
    2,000,000       A3*        Southwestern University, 6.700% due 11/1/24                       2,230,000
----------------------------------------------------------------------------------------------------------
                                                                                                 4,416,625
----------------------------------------------------------------------------------------------------------
General Obligation -- 3.3%
    1,715,000       AAA      California State GO, AMBAC-Insured, 5.000% due 10/11/18             1,689,275
----------------------------------------------------------------------------------------------------------
Hospital -- 20.3%
                             California Health Facility Financing Authority:
    1,930,000       A+         Daniel Freeman Hospital, (Pre-Refunded - Escrowed
                                  with U.S. government securities to 5/1/05
                                  Call @ 102), 6.500% due 5/1/20 (a)                             2,231,562
    2,000,000       A+         Kaiser Permanente Hospital, 5.550% due 8/15/25                    2,015,000
    2,000,000       AA       California Statewide Community Development
                                Authority, COP, St. Joseph's Hospital,
                                (Pre-Refunded - Escrowed with state & local
                                government securities to 7/1/04 Call @ 102),
                                6.625% due 7/1/21 (b)                                            2,302,500
    2,000,000       AA       Fresno Health Facility Revenue, Holy Cross Health
                                System, 5.625% due 12/1/15                                       2,075,000
    1,705,000       A        Torrence Hospital Revenue, Little Company of Mary
                                Hospital, 6.875% due 7/1/15                                      1,858,450
----------------------------------------------------------------------------------------------------------
                                                                                                10,482,512
----------------------------------------------------------------------------------------------------------
Housing -- 7.2%
    1,400,000       Aa2*     California HFA Home Mortgage, Series E, FHA-Insured,
                                6.375% due 8/1/27 (c)                                            1,513,750
    2,000,000       AAA      Santa Rosa Mortgage Revenue, Village Square
                                Apartments, FHA-Insured, 6.875% due 9/1/27                       2,187,500
----------------------------------------------------------------------------------------------------------
                                                                                                 3,701,250
----------------------------------------------------------------------------------------------------------
Miscellaneous -- 7.5%
    2,000,000       AAA      Los Angeles Convention and Exhibition Center Authority
                                Lease Revenue, MBIA-Insured, 5.375% due 8/15/18                  2,030,000
    1,675,000       AAA      Orange County 1996 Recovery COP,
                                Series A, MBIA-Insured, 6.000% due 7/1/26                        1,825,750
----------------------------------------------------------------------------------------------------------
                                                                                                 3,855,750
----------------------------------------------------------------------------------------------------------
Pollution Control -- 3.5%
                             California PCFA, PCR:
    1,500,000       A-1+       Pacific Gas & Electric, LOC Bank of America,
                                  3.550% due 11/1/26 (d)                                         1,500,000
      300,000       A-1+       Shell Oil Co. Project, 3.550% due 10/1/11 (d)                       300,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,800,000
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                February 28, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT            RATINGS                           SECURITY                                     VALUE
==========================================================================================================
Tax Allocation -- 12.2%
  $ 2,100,000       Baa*     Hawthorne Community Redevelopment Agency,
                                Tax Allocation, 6.700% due 9/1/20                              $ 2,268,000
    2,000,000       AAA      Rancho Cucamonga Redevelopment Agency, Tax
                                Allocation, MBIA-Insured, 5.250% due 9/1/26                      2,007,500
    2,000,000       AAA      San Jose Redevelopment Agency, Tax Allocation,
                                MBIA-Insured, 5.250% due 8/1/16                                  2,025,000
----------------------------------------------------------------------------------------------------------
                                                                                                 6,300,500
----------------------------------------------------------------------------------------------------------
Transportation -- 17.5%
    2,000,000       Baa*     Foothill Eastern Transportation, California Toll Revenue,
                                6.000% due 1/1/34 (b)                                            2,105,000
    2,000,000       AAA      Los Angeles County Metropolitan Transportation
                                Authority, Sales Tax Allocation, MBIA-Insured,
                                5.625% due 7/1/18                                                2,080,000
   20,000,000       AAA      San Joaquin Hills Transportation Corridor Agency,
                                Senior Lein Toll, (Escrowed to Maturity with
                                state & local government securities),
                                zero coupon to yield 7.723% due 1/1/26                           4,850,000
----------------------------------------------------------------------------------------------------------
                                                                                                 9,035,000
----------------------------------------------------------------------------------------------------------
Water & Sewer -- 20.0%
    1,240,000       AAA      Anaheim Public Finance Authority, Water Utility,
                                (Lenain Filtration Project), FGIC-Insured,
                                5.250% due 10/1/19                                               1,246,200
    2,000,000       AA       California State Department of Water Revenue,
                                Series L, 5.500% due 12/1/23                                     2,047,500
    2,140,000       AAA      East Bay Mud Wastewater System, FGIC-Insured,
                                5.000% due 6/1/26                                                2,089,175
      200,000       A-1+     Irvine Ranch California Water District, Various Districts,
                                3.650% due 4/1/33 (d)                                              200,000
    2,000,000       BBB+     Kings County Waste Management Authority, Solid
                                Waste Revenue, 7.200% due 10/1/14 (c)                            2,235,000
    1,000,000       AAA      Redding Joint Powers Financing Authority, Waste Water
                                Revenue, FGIC-Insured, 5.500% due 12/1/18                        1,031,250
    1,500,000       AAA      San Diego PCFA Sewer Revenue, FGIC-Insured,
                                5.000% due 5/15/20                                               1,468,125
----------------------------------------------------------------------------------------------------------
                                                                                                10,317,250
----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost - $43,558,368**)                                            $51,598,162
==========================================================================================================

(a) Pre-Refunded bond is escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)   Security is segregated by Custodian for open market purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

See pages 6 and 7 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --     Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   --     Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    --     Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB  --     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --     Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --     Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    --     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --     Bonds that are rated "Baa" are considered as medium grade
            obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
            Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   --     Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1    --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.

A-1     --  Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  --  Moody's highest rating for issues having a demand feature --
            VRDO.

P-1     --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC    --   AMBAC Indemnity Corporation
COP      --   Certificate of Participation
FGIC     --   Financial Guaranty Insurance Company
FHA      --   Federal Housing Administration
GO       --   General Obligation
HFA      --   Housing Finance Agency
PCR      --   Pollution Control Revenue
MBIA     --   Municipal Bond Investors Assurance Corporation
PCFA     --   Pollution Control Financing Authority
LOC      --   Letter of Credit

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $43,558,368)                       $51,598,162
   Interest receivable                                                   682,110
   Deferred organization costs                                            32,379
--------------------------------------------------------------------------------
   Total Assets                                                       52,312,651
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                     102,297
   Payable to bank                                                        72,505
   Management fees payable                                                34,684
   Accrued expenses                                                       29,462
--------------------------------------------------------------------------------
   Total Liabilities                                                     238,948
--------------------------------------------------------------------------------
Total Net Assets                                                     $52,073,703
================================================================================
NET ASSETS:
   Par value of capital shares                                       $     3,658
   Capital paid in excess of par value                                43,831,350
   Undistributed net investment income                                   114,140
   Accumulated net realized gain from security transactions               84,761
   Net unrealized appreciation of investments                          8,039,794
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $14.23 per share on 3,658,334 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)             $52,073,703
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended February 28, 1998

INVESTMENT INCOME:
   Interest                                                           $1,389,078
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                              227,757
   Audit and legal                                                        23,552
   Shareholder and system servicing fees                                  18,149
   Shareholder communications                                             15,972
   Amortization of deferred organization costs                            10,066
   Directors' fees                                                         1,973
   Pricing service fees                                                    1,775
   Registration fees                                                       1,480
   Custody                                                                 1,265
   Other                                                                   1,726
--------------------------------------------------------------------------------
   Total Expenses                                                        303,715
--------------------------------------------------------------------------------
Net Investment Income                                                  1,085,363
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
      (excluding short-term securities):
         Proceeds from sales                                           3,519,810
         Cost of securities sold                                       3,371,689
--------------------------------------------------------------------------------
   Net Realized Gain                                                     148,121
--------------------------------------------------------------------------------
   Changes in Net Unrealized Appreciation of Investments:
      Beginning of period                                              5,823,868
      End of period                                                    8,039,794
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             2,215,926
--------------------------------------------------------------------------------
Net Gain on Investments                                                2,364,047
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $3,449,410
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended February 28, 1998 (unaudited) and the Year Ended August 31, 1997

                                                     February 28     August 31
================================================================================
OPERATIONS:
  Net investment income                              $ 1,085,363    $ 2,269,926
  Net realized gain                                      148,121        602,584
  Increase in net unrealized appreciation              2,215,926      2,594,889
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               3,449,410      5,467,399
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                 (987,747)    (2,304,816)
  Net realized gains                                    (373,150)    (1,207,250)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (1,360,897)    (3,512,066)
--------------------------------------------------------------------------------
Increase in Net Assets                                 2,088,513      1,955,333
NET ASSETS:
  Beginning of period                                 49,985,190     48,029,857
--------------------------------------------------------------------------------
  End of period*                                     $52,073,703    $49,985,190
================================================================================
* Includes undistributed net investment income of:   $   114,140    $    16,524
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

      3. MANAGEMENT AGREEMENT AND AFFILIATED TRANSACTIONS

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

      4. INVESTMENTS

      For the six months ended February 28, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $1,658,748
--------------------------------------------------------------------------------
Sales                                                                  3,519,810
================================================================================

      At February 28, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $8,039,794
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $8,039,794
================================================================================

      5. PORTFOLIO CONCENTRATION

      Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

      6. FUTURES CONTRACTS

      Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio.The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At February 28, 1998, the Fund had no open futures contracts.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                           1998(1)         1997        1996     1995(2)(3)
==========================================================================================
Net Asset Value, Beginning of Period      $ 13.66       $ 13.13     $ 12.92     $ 12.00
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                   0.30          0.62        0.63        0.60
  Net realized and unrealized gain           0.64          0.87        0.30        0.84
------------------------------------------------------------------------------------------
Total Income From Operations                 0.94          1.49        0.93        1.44
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.27)        (0.63)      (0.70)      (0.52)
  Net realized gains                        (0.10)        (0.33)      (0.02)         --
------------------------------------------------------------------------------------------
Total Distributions                         (0.37)        (0.96)      (0.72)      (0.52)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $ 14.23       $ 13.66     $ 13.13     $ 12.92
------------------------------------------------------------------------------------------
Total Return, Based on Market Value          1.88%++      13.39%      11.92%       0.25%++
------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*      7.18%++      12.19%       7.96%      12.24%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $52,074       $49,985     $48,030     $47,250
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                1.19%+        1.21%       1.15%       1.02%+
  Net investment income                      4.28+         4.64        4.75        5.16+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         3%           28%         42%          7%
------------------------------------------------------------------------------------------
Market Value, End of Period               $12.625       $12.750     $12.125     $11.500
==========================================================================================

(1)   For the six months ended February 28, 1998 (unaudited).
(2)   Based on the weighted average shares outstanding for the period.
(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(4) The Manager has waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                               AMEX
 Record        Payable       Closing     Net Asset     Income      Reinvestment
  Date          Date          Price+      Value+      Declared         Price
================================================================================
 2/14/95       2/21/95       $11.625      $12.46      $0.05800       $11.77
 3/14/95       3/21/95        11.625       12.71       0.05800        11.77
 4/11/95       4/18/95        11.500       12.92       0.05800        11.65
 5/16/95       5/23/95        11.750       13.03       0.05800        11.77
 6/20/95       6/23/95        11.750       13.08       0.05800        12.02
 7/25/95       7/28/95        11.750       12.81       0.05800        11.95
 8/22/95       8/25/95        11.625       12.70       0.05800        11.65
 9/26/95       9/29/95        11.500       12.99       0.05800        11.65
10/24/95      10/27/95        11.625       13.27       0.05800        11.77
11/20/95      11/24/95        11.875       13.48       0.05800        12.02
12/26/95      12/29/95        12.000       13.80       0.05800        12.02
12/26/95*     12/29/95        12.000       13.80       0.02365        12.02
 1/23/96       1/26/96        12.063       13.75       0.05800        12.14
 2/20/96       2/23/96        11.938       13.78       0.05800        12.05
 3/26/96       3/29/96        11.750       13.27       0.05800        12.05
 4/23/96       4/26/96        12.000       13.10       0.05800        12.10
 5/28/96       5/31/96        12.000       13.19       0.05800        12.03
 6/25/96       6/28/96        12.000       12.96       0.05800        12.09
 7/23/96       7/26/96        12.375       13.14       0.05800        12.41
 8/27/95       8/30/96        12.125       13.27       0.05800        12.14
 9/24/96       9/27/96        11.875       13.25       0.05800        12.01
10/22/96      10/25/96        12.000       13.43       0.05800        12.14
11/25/96      11/29/96        12.500       13.73       0.05800        12.76
12/03/96*     12/13/96        12.375       13.49       0.33000        12.76
 1/28/97       1/31/97        12.563       13.12       0.05800        12.75
 2/25/97       2/28/97        12.500       13.42       0.05800        12.64
 3/24/97       3/27/97        12.375       13.02       0.05800        12.50
 4/22/97       4/25/97        12.500       12.91       0.05800        12.61
 5/27/97       5/30/97        12.563       13.17       0.05800        12.72
 6/24/97       6/27/97        12.750       13.48       0.05800        12.86
 7/22/97       7/25/97        12.688       13.79       0.05400        12.82
 8/26/97       8/29/97        12.688       13.62       0.05400        12.89
 9/23/97       9/26/97        12.625       13.95       0.05400        13.03
10/28/97      10/31/97        12.688       13.97       0.05400        12.90
11/24/97      11/28/97        12.688       14.00       0.05400        13.08
12/22/97*     12/26/97        13.000       14.17       0.10200        13.26
 1/27/98       1/30/98        13.000       14.25       0.05400        12.98
 2/24/98       2/27/98        12.813       14.23       0.05400        12.82
================================================================================
+ Effective October 24, 1995, the Fund changed its valuation date from payable date to record date. For the period from December 14, 1994 through September 26, 1995, the AMEX closing price and net asset value are as of payable date.
*     Capital gain distribution.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash.

      Distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check, mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal or exceeds the net asset value per share of the Common Stock on the date of valuation, plan participants will be issued shares of Common Stock at a price equal to the greater of (1) net asset value most recently determined or (2) 95% of the market price of the Common Stock.

      If the market price of the Common Stock is less than the net asset value of the Common Stock at the time of valuation, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value or
(b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend and capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

 Greenwich Street

   ----------

   CALIFORNIA
MUNICIPAL FUND INC.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Greenwich Street California
Municipal Fund Inc.
388 Greenwich Street
New York, New York 10013

FD01108 4/98